                                                              EXHIBIT 99-A

                      [Face of Ameritech Proxy Card]

                       [LOGO OF AMERITECH APPEARS HERE]

                      1998 SPECIAL MEETING OF SHAREOWNERS

                            DECEMBER 11, 1998

                                9:00 A.M.

                          MCCORMICK PLACE SOUTH

                         GRAND BALLROOM, LEVEL 1

                 2301 SOUTH MARTIN LUTHER KING, JR. DRIVE

                         CHICAGO, ILLINOIS 60616



      DOORS OPEN AT 8:45 A.M., MEETING BEGINS PROMPTLY AT 9:00 A.M.

       CAMERAS AND RECORDING DEVICES WILL NOT BE ALLOWED IN THE MEETING

                             ADMISSION TICKET

 THIS TICKET ENTITLES YOU, THE SHAREOWNER, TO ATTEND THE SPECIAL MEETING.

  FOR WHEELCHAIR AND HEARING IMPAIRED SEATING, PLEASE SEE A HOST/HOSTESS FOR
                                  ASSISTANCE.


                          AMERITECH CORPORATION

   This Proxy is Solicited on Behalf of the Board of Directors of Ameritech
                               Corporation

                          30 South Wacker Drive

                         Chicago, Illinois 60606

The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Shareowners (including any adjournments or postponements thereof, the "Ameritech Special Meeting") of Ameritech Corporation, a Delaware corporation ("Ameritech"), to be held on December 11, 1998, at 9:00 a.m., local time, at McCormick Place South, Grand Ballroom, Level 1, 2301 South Martin Luther King, Jr. Drive, Chicago, Illinois 60616, and the Joint Proxy Statement/Prospectus in connection therewith, and (2) appoints Richard C. Notebaert, Melvin R. Goodes, Hanna Holborn Gray, Lynn M. Martin, A. Barry Rand and John D. Ong, and each of them, his or her proxies with full power of substitution for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock, $1.00 par value per share, of Ameritech ("Ameritech Common Stock") standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Ameritech Special Meeting.

This proxy when properly executed will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR the proposal to adopt the Merger Agreement (as defined on the reverse side).

This card also serves as voting instructions for shares held in the Ameritech Direct Services Investment Plan and shares held in the Ameritech Savings Plan for Salaried Employees and the Ameritech Savings and Security Plan for Non-Salaried Employees, as described in the Joint Proxy Statement/Prospectus, if registrations are identical.

Notwithstanding shareowner adoption of the Merger Agreement, Ameritech reserves the right to abandon the Merger (as defined on the reverse side) at any time prior to its consummation, subject to the terms and conditions of the Merger Agreement.

Holders of Ameritech Common Stock will not be entitled to appraisal or dissenters' rights in connection with the Merger.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Ameritech Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

To submit your proxy by telephone or Internet, please see the reverse side of this card. To submit your proxy by mail, please mark, sign, date and return this proxy card in the enclosed envelope. No postage is required.

                    [Reverse of Ameritech Proxy Card]

Your electronic proxy authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. If you submit your proxy by phone or through the Internet, please do not mail your proxy.

THANK YOU FOR VOTING.

Ameritech Corporation encourages you to take advantage of one of the three proxy submission methods outlined below to cast your ballot. We've made it easier than ever.

SUBMIT YOUR PROXY BY PHONE

1-800-690-6903

Use any touch-tone telephone to submit your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter the 12-digit Control Number which is located below. You will then be asked to provide voting instructions on the proposal to adopt the Merger Agreement. Your voting instructions will be repeated to you and you will be asked to confirm them.

SUBMIT YOUR PROXY BY INTERNET

WWW.PROXYVOTE.COM

Use the Internet to submit your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter the 12-digit Control Number which is located below to obtain your records and create an electronic ballot. You will then be asked to provide voting instructions on the proposal to adopt the Merger Agreement and to confirm your submission.

SUBMIT YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Ameritech Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

 CONTROL NUMBER: [                                                      ]

TO PROVIDE VOTING INSTRUCTIONS,

MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                       KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                                       DETACH AND RETURN THIS PORTION ONLY

       PLEASE SIGN AND DATE THIS PROXY CARD WHERE INDICATED BELOW.

 AMERITECH CORPORATION

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERITECH
                               CORPORATION

 THE UNDERSIGNED DIRECTS THAT THIS PROXY BE VOTED AS FOLLOWS:

 (1) TO APPROVE A PROPOSAL TO ADOPT THE AGREEMENT AND
     PLAN OF MERGER, DATED AS OF MAY 10, 1998, AMONG            FOR     AGAINST     ABSTAIN
     AMERITECH, SBC COMMUNICATIONS INC., A DELAWARE
     CORPORATION ("SBC"), AND SBC DELAWARE, INC., A
     DELAWARE CORPORATION ("MERGER SUB") WHOLLY OWNED
     BY SBC (AS SUCH AGREEMENT MAY BE AMENDED,
     SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO
     TIME, THE "MERGER AGREEMENT"). PURSUANT TO THE
     MERGER AGREEMENT, MERGER SUB WILL BE MERGED WITH
     AND INTO AMERITECH (THE "MERGER") AND AMERITECH
     WILL BECOME A WHOLLY OWNED SUBSIDIARY OF SBC.
                                                                [_]       [_]         [_]

 (2) IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER
     BUSINESS RELATED TO PROPOSAL (1) AS MAY PROPERLY
     COME BEFORE THE AMERITECH SPECIAL MEETING
     (INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS
     THEREOF.)

 NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
    JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN
    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
    GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF
    SIGNED BY A CORPORATION, THE PROXY SHOULD BE
    SIGNED BY A DULY AUTHORIZED REPRESENTATIVE AND
    STATE THE NAME OF THE CORPORATION AND THE
    AUTHORIZED CORPORATE REPRESENTATIVE.


----------------------------------------------     ------------------------------------
 Signature (Please Sign Within Box)    Date        Signature (Joint Owners)    Date

           [Instructions for Ameritech Registered Shareowners]

 WAIT! THERE'S AN EASIER WAY TO SUBMIT YOUR PROXY.

  24 HOURS A DAY -- 7 DAYS A WEEK      [LOGO OF AMERITECH APPEARS HERE]
-------------------------------------------------------------------------------

 SUBMIT YOUR PROXY BY TELEPHONE

It's fast, convenient, and your submission is immediatelyconfirmed and posted.

                   CALL TOLL-FREE ON A TOUCH-TONE PHONE

                              1-800-690-6903

                    JUST FOLLOW THESE FOUR EASY STEPS:

 1. Read the accompanying
    Joint Proxy Statement/
    Prospectus and proxy
    card.

 2. Call the toll-free
    number: 1-800-690-6903

 3. Enter your 12-digit
    Control Number located on
    your proxy card.

 4. Follow the simple
    recorded instructions.

                         YOUR VOTE IS IMPORTANT!

                           CALL 1-800-690-6903

                              24 HOURS A DAY
-------------------------------------------------------------------------------

 SUBMIT YOUR PROXY BY INTERNET

It's fast, convenient, and your submission is immediatelyconfirmed and posted.

                              GO TO WEBSITE:

                            WWW.PROXYVOTE.COM

                    JUST FOLLOW THESE FOUR EASY STEPS:

 1. Read the accompanying
    Joint Proxy Statement/
    Prospectus and proxy
    card.

 2. Go to the web site,
    www.proxyvote.com

 3. Enter your 12-digit
    Control Number located on
    your proxy card.

 4. Follow the simple
    instructions.

                         YOUR VOTE IS IMPORTANT!

                         GO TO WWW.PROXYVOTE.COM

                              24 HOURS A DAY


  IF YOU SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR PROXY
                                  CARD.

                   THANK YOU FOR YOUR PROXY SUBMISSION.